UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2017

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207A Perry Parkway, Suite 1, Gaithersburg, MD 20877

(Address of Principal Executive Offices) (Zip Code)

(240) 499-2680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective September 27, 2017 (the “Effective Date”), the Audit Committee of the Board of Directors of Nuo Therapeutics, Inc. (the “Company”) dismissed CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm, and engaged GBH CPAs PC (“GBH”) as independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

The reports of CohnReznick on the audits of the consolidated financial statements of the Company as of December 31, 2016 and for the period May 5, 2016 through December 31, 2016 (Successor Company) and the period January 1, 2016 through May 4, 2016 and as of and for the year ended December 31, 2015 (Predecessor Company), did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2015 (Predecessor Company), during the periods January 1, 2016 through May 4, 2016 (Predecessor Company) and May 5, 2016 through December 31, 2016 (Successor Company), and during the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and CohnReznick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements or (ii) reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

During the two most recent fiscal years and the subsequent interim period through the Effective Date, neither the Company nor anyone acting on its behalf has consulted GBH with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company has provided CohnReznick a copy of the disclosures in this Form 8-K and has requested that CohnReznick furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not CohnReznick agrees with the Company's statements in this Item 4.01. A copy of that letter dated September 27, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from CohnReznick LLP to Securities and Exchange Commission dated September 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive Officer & Chief Financial Officer

Date: September 28, 2017